UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

California	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Town Center Drive, Suite 200, Dearborn, MI	48126-2716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 336-3000

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 1. Not applicable.

Section 2. Financial Information

Item 2.02 Results of Operations and Financial Condition

On October 26, 2005, Amerigon Incorporated publicly announced its three and nine month earnings for the period ended September 30, 2005. A copy of the Company’s news release announcing the earnings is filed as Exhibit 99.1 to this report and is incorporated in this report by reference. The information in this Section 2, Item 2.02 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Section 3-8. Not applicable.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1     Company news release dated October 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ BARRY G. STEELE
Barry G. Steele, Chief Financial Officer

Date: October 26, 2005

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Company news release dated October 26, 2005.